UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2017

NuStar GP Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware	001-32940	85-0470977
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

(210) 918-2000

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

IDR Waiver

On April 28, 2017, Riverwalk Logistics, L.P. (the “General Partner”), an indirect subsidiary of NuStar GP Holdings, LLC and the general partner of NuStar Energy L.P. (“NuStar Energy”), entered into the Fifth Amended and Restated Agreement of Limited Partnership of NuStar Energy (the “Partnership Agreement”). The amendments made to the Fourth Amended and Restated Agreement of Limited Partnership of NuStar Energy and reflected in the Partnership Agreement include, among other things, a waiver of quarterly distributions made to the General Partner, as holder of NuStar Energy’s incentive distribution rights (“IDRs”), by the amount equal to the excess in available cash attributable to any common units of NuStar Energy issued from the date of the purchase agreement related to NuStar Energy’s recently announced, pending acquisition of Navigator Energy Services, LLC (the “Acquisition”) through the end of the ten consecutive quarter period anticipated to begin with the distribution in respect of the second quarter of 2017, subject to an aggregate cap of $22.0 million. If for any reason the Acquisition is not consummated, the waiver of distributions on the IDRs will not become effective.

The description of the Partnership Agreement contained in this Item 1.01 is qualified in its entirety by reference to the full text of the Partnership Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Fifth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P. (incorporated by reference to Exhibit 3.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed April 28, 2017 (File No. 001-16417)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUSTAR GP HOLDINGS, LLC

Date: April 28, 2017	By:	/s/ Amy L. Perry
		Name:	Amy L. Perry
		Title:	Senior Vice President, General Counsel—Corporate & Commercial Law and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amended and Restated Agreement of Limited Partnership of NuStar Energy L.P. (incorporated by reference to Exhibit 3.1 to NuStar Energy L.P.’s Current Report on Form 8-K filed April 28, 2017 (File No. 001-16417)).

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